As filed with the U.S. Securities and Exchange Commission on February 26, 2007

Securities Act File No. 33-11716

Investment Company Act File No. 811-05018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 51

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 50

(Check appropriate box or boxes.)

Legg Mason Partners Investment Series

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph

Bingham McCutchen LLP, 150 Federal Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on February 28, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 28, 2007

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Dividend Strategy Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Dividend Strategy Portfolio

Contents

Prior to May 1, 2006, the fund was known as Smith Barney Dividend Strategy Portfolio.

Investments, risks and performance	2

More on the fund’s investments	6

Management	8

Share transactions	11

Distributions, dividends and taxes	14

Share price	15

Financial highlights	17

Investments, risks and performance

Investment objective

The fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Key investments

Under normal market conditions, at least 80% of the fund’s assets will be invested in dividend-paying stocks. The fund may invest in both U.S. and non-U.S. issuers.

The fund may, under normal circumstances, invest up to 20% of its assets in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The fund may also make investments in companies that are not expected to pay dividends. The fund may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries.

How the manager selects the fund’s investments

The portfolio managers’ investment strategy consists of individual company selection. The portfolio managers typically look for investments among equity securities of small to large cap issuers, consisting primarily of dividend-paying mid and large cap companies, that are dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for investment, the portfolio managers look for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the fund’s portfolio fall into one or more of the following categories:

■

Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for low market valuations, as measured by their valuation models. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

☐	New, improved or unique products and services
☐	New or rapidly expanding markets for a company’s products
☐	New management
☐	Changes in the economic, financial, regulatory or political environment particularly affecting a company

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☐	Effective research, product development and marketing
☐	A business strategy not yet recognized by the marketplace
■

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Companies in which the fund invests or dividend paying stocks in general fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
■	Portfolio companies do not meet earning expectations or other events depress the value of those companies’ stocks
■	Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments
■	Adverse governmental action or political, social, economic or market instability affects a foreign country or region

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are an investor seeking to participate in the long term growth potential of the stock market while obtaining some current income and
■	Are willing to accept the risks of investing in common stocks

Legg Mason Partners Variable Dividend Strategy Portfolio         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective November 1, 2004, the fund adopted its current investment policy of normally investing at least 80% of its assets in dividend-paying stocks. The fund’s previous policy was normally to invest at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. The performance information and financial highlights included in this prospectus for periods prior to November 1, 2004 reflect the fund’s previous investment policy. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 12.66% in 2nd quarter 2003; Lowest: (16.61)% in 3rd quarter 2002

Average Annual Total Returns (for the periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	17.93%	2.14%	0.93%	09/15/99

S&P 500 Index(1)	15.78%	6.18%	2.65%	(2)

(1)

The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

(2)	Index comparison begins on 09/15/99.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan. Your actual fees and expenses will be higher than those shown.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.23%

Total annual fund operating expenses(2)	0.88%

(1)

The fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

(2)

Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation does not cover brokerage, fees or extraordinary expenses and may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. If the examples included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$90	$281	$488	$1,084

Legg Mason Partners Variable Dividend Strategy Portfolio         5

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

6         Legg Mason Partners Funds

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, it may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its assets in dividend paying stocks and related investments suggested by the fund’s name. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Legg Mason Partners Variable Dividend Strategy Portfolio         7

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as subadviser, except for the management of cash and short-term instruments, which is performed by LMPFA.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2006, ClearBridge’s total assets under management were approximately $116 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio manager(s)	Since	Past 5 years’ business experience
Scott Glasser	2004	Investment officer of ClearBridge and its predecessors.

Peter Hable	2004	Investment officer of ClearBridge and its predecessors.

8         Legg Mason Partners Funds

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of 0.65% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.64% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.65% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies. These matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the fund at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to

Legg Mason Partners Variable Dividend Strategy Portfolio         9

the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■

an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Legg Mason Partners Variable Dividend Strategy Portfolio         11

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

12         Legg Mason Partners Funds

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Dividend Strategy Portfolio         13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income dividend distributions	Capital gain distributions	Distributions mostly from
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and the holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

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Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The fund’s Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price

Legg Mason Partners Variable Dividend Strategy Portfolio         15

securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

16         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Dividend Strategy Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.69	$8.58	$8.33	$7.24	$8.96

Income (Loss) From Operations:
Net investment income	0.19	0.18	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.25	0.01	0.25	1.09	(1.72)

Total Income (Loss) From Operations	1.44	0.19	0.28	1.12	(1.70)

Less Distributions From:
Net investment income	(0.17)	(0.08)	(0.03)	(0.03)	(0.02)

Total Distributions	(0.17)	(0.08)	(0.03)	(0.03)	(0.02)

Net Asset Value, End of Year	$9.96	$8.69	$8.58	$8.33	$7.24

Total Return(1)	16.89%	2.23%	3.41%	15.47%	(18.94)%

Net Assets, End of Year (000s)	$76,768	$75,866	$77,836	$73,717	$61,139

Ratios to Average Net Assets:
Gross expenses	0.90%	0.86%	0.88%	0.91%	0.93%
Net expenses(2)	0.89 (3)	0.86	0.88 (3)	0.91	0.93
Net investment income	2.08	2.07	0.37	0.47	0.24

Portfolio Turnover Rate	22%	99%	42%	77%	45%

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(3)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Variable Dividend Strategy Portfolio         17

(Investment Company Act file no. 811-03064)

FD03064 02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Dividend Strategy Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. In the fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information (SAI) The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the SAI (without charge), by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. The fund’s website does not make available its SAI and shareholder reports because the website is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February 28, 2007

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Government Portfolio

Class I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Government Portfolio Class I Shares

Prior to May 1, 2006, the fund was known as SB Government Portfolio.

Prior to April 30, 2007, Class I shares are designated as Class A shares.

Investments, risks and performance

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The U.S. government securities in which the fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund’s investments

The portfolio managers select individual securities that they believe are undervalued or will offer better protection of capital during periods of changing market conditions. The managers spread the fund’s investments among various sectors, focusing more heavily on sectors they believe will experience less price volatility given prevailing interest rates and expected interest rate movements. In selecting individual securities, the managers:

■	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook.
■	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage.
■	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.
■	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio.
■

Interest rates decline, causing the issuers of securities held by the fund to prepay principal earlier than scheduled, and forcing the fund to reinvest in lower yielding securities. This is known as prepayment risk (or call risk).

■

Interest rates increase and, slower than expected principal payments extend the average life of fixed income securities, thereby locking in below-market interest rates and reducing the value of these securities. This is known as extension risk.

2         Legg Mason Partners Funds

■	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.
■	Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund’s portfolio.
■

The government securities held by the fund fluctuate in value based on the perceived creditworthiness of their issuers. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline.

■	The fund invests in shorter-term securities, thereby reducing its income, because short-term interest rates tend to be lower than long-term rates.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking income consistent with preservation of capital and
■	Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities.

Legg Mason Partners Variable Government Portfolio         3

Performance information

The following shows summary performance information for the Class I shares of the fund in a bar chart and an Average Annual Total Returns Table. The information provides an indication of the risks of investing in the fund’s Class I shares by showing changes in their performance from year to year and by showing how the average annual returns of Class I shares compare with the returns of a broad based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. All outstanding shares of the fund were renamed Smith Barney Class A shares on May 12, 2003. Smith Barney Class A shares were renamed Class A shares on May 1, 2006. Effective April 30, 2007, Class A shares were renamed Class I shares. The fund offers another class of shares, but only Class I shares are offered through this prospectus.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 5.92% in 4th quarter 2000; Lowest: (2.99)% in 2nd quarter 2004.

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Class I	4.10%	3.43%	4.90%	09/15/99

Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index(1)	5.22%	4.85%	6.04%	(3)

Lehman Brothers Government Bond Index(2)	3.48%	4.64%	5.88%	(3)

(1)

The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation securities and does not reflect a deduction for fees, expenses and taxes. The fund’s benchmark was changed to this index on November 1, 2006 to reflect the fund’s increased focus on mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. An investor cannot invest directly in an index.

(2)

Prior to November 1, 2006, the fund’s benchmark was the Lehman Brothers Government Bond Index, which is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year.

(3)	Index returns for the period from 9/15/99-12/31/06 are not available. Index returns are for the period from 9/30/99-12/31/06.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in Class I shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan. Your actual fees and expenses will be higher than those shown.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.55%

Distribution and service (12b-1) fees	None

Other expenses	0.13%

Total annual fund operating expenses(2)	0.68%

(1)

The fund has a fee schedule that reduces the management fee payable on assets in excess of $2 billion as follows: 0.55% on assets of up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets in excess of $8 billion.

(2)

Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.80%. This expense limitation does not cover brokerage, taxes and extraordinary expenses and may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. If the example included these expenses the figures shown would be higher. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$69	$217	$378	$846

Legg Mason Partners Variable Government Portfolio         5

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Derivative transactions

The fund may, but need not, use derivative contracts, such as interest rate futures and options on interest rate futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls

The fund may engage in mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to purchase, at a later date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the portfolio managers’ ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if the securities to be purchased decline in value before the date of purchase.

Interest rate risk

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

6         Legg Mason Partners Funds

Short-term and defensive investments

While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Legg Mason Partners Variable Government Portfolio         7

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and was established in 1971. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
S. Kenneth Leech	2006	Portfolio manager for Western Asset.

Stephen A. Walsh	2006	Portfolio manager for Western Asset.

Ronald D. Mass	2006	Portfolio manager for Western Asset.

Carl L. Eichstaedt	2006	Portfolio manager for Western Asset.

Mark Lindbloom	2006	Portfolio manager for Western Asset. Formerly managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. Associated with Citigroup Inc. or its predecessor companies since 1986.

8         Legg Mason Partners Funds

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of 0.55% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.55% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.55% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies. These matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the fund at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions

Legg Mason Partners Variable Government Portfolio         9

discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that it may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance company separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■

an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Legg Mason Partners Variable Government Portfolio         11

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

12         Legg Mason Partners Funds

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Government Portfolio         13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and the holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

14         Legg Mason Partners Funds

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Legg Mason Partners Variable Government Portfolio         15

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Government Portfolio	2006		2005		2004		2003		2002(1)
Net Asset Value, Beginning of Year	$11.35		$11.75		$11.68		$11.74		$11.44

Income (Loss) From Operations:
Net investment income	0.49		0.45		0.41		0.33		0.35
Net realized and unrealized gain (loss)	0.02		(0.40)		0.03		(0.23)		0.13

Total Income From Operations	0.51		0.05		0.44		0.10		0.48

Less Distributions From:
Net investment income	(0.52)		(0.45)		(0.37)		(0.16)		(0.11)
Net realized gains	—		—		—		—		(0.07)

Total Distributions	(0.52)		(0.45)		(0.37)		(0.16)		(0.18)

Net Asset Value, End Of Year	$11.34		$11.35		$11.75		$11.68		$11.74

Total Return(2)	4.66%		0.41%		3.90%		0.87%		4.20%

Net Assets, End Of Year (000s)	$124,723		$131,013		$126,963		$127,378		$84,104

Ratios To Average Net Assets:
Gross expenses	0.69%		0.65%		0.70%		0.68%		1.00%
Net expenses(3)	0.69	(4)	0.65		0.70	(4)	0.68		0.80 (4)
Net investment income	4.21		3.68		3.44		2.91		3.17

Portfolio Turnover Rate	136	%(5)	96	%(5)	53	%(5)	83	%(5)	145%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.80%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 557%, 614%, 667% and 429% for the years ended October 31, 2006, 2005, 2004 and 2003, respectively.

16         Legg Mason Partners Funds

(Investment Company Act file no. 811-05018)

FD03131 02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Government Portfolio Class I Shares

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. In the fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information (SAI) The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the SAI (without charge), by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. The fund’s website does not make available its SAI and shareholder reports because the website is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

February 28, 2007

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable

Government Portfolio

Class II Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Government Portfolio

Class II Shares

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the fund’s investments	6

Management	8

Share transactions	11

Distributions, dividends and taxes	14

Share price	16

Financial highlights	17

Prior to May 1, 2006, the fund was known as SB Government Portfolio.

Prior to April 30, 2007, Class II shares are designated as Class B shares.

Investments, risks and performance

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The U.S. government securities in which the fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the portfolio managers select the fund’s investments

The portfolio managers select individual securities that they believe are undervalued or will offer better protection of capital during periods of changing market conditions. The portfolio managers spread the fund’s investments among various sectors, focusing more heavily on sectors they believe will experience less price volatility given prevailing interest rates and expected interest rate movements. In selecting individual securities, the portfolio managers:

■	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook
■	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issuers that they believe will provide a yield advantage.
■	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.
■	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio.
■

Interest rates decline, causing the issuers of securities held by the fund to prepay principal earlier than scheduled, and forcing the fund to reinvest in lower yielding securities. This is known as prepayment risk (or call risk).

■

Interest rates increase and slower than expected principal payments extend the average life of fixed income securities, thereby locking in below-market interest rates and reducing the value of these securities. This is known as extension risk.

■	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.

2         Legg Mason Partners Funds

■	Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund’s portfolio.
■

The government securities held by the fund fluctuate in value based on the perceived creditworthiness of their issuers. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline.

■

The fund invests in shorter-term securities, thereby reducing its income, because short-term interest rates tend to be lower than long-term rates. The fund is permitted to invest in securities of any maturity.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking income consistent with preservation of capital and
■	Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities.

Legg Mason Partners Variable Government Portfolio         3

Performance information

The following bar chart and table can help you evaluate the risks and performance of the fund. The bar chart shows the total returns of the fund’s Class I shares for the calendar years indicated. The table compares the average annual returns for the fund’s Class I shares to the performance of a broad-based securities market index. The chart and table show the performance of the fund’s Class I shares because Class II shares have not yet commenced operations. Only Class II shares are offered in the prospectus. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Salomon Brothers Class B shares were renamed Class B shares on May 1, 2006. Effective April 30, 2007, Class B shares were renamed Class II shares.

Total Returns For Class I Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Class I Shares*

Highest: 5.92% in 4th quarter 2000; Lowest: (2.99)% in 2nd quarter 2004

Risk return table

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Class I*	4.10%	3.43%	4.90%	9/15/99

Lehman Brothers U.S. Fixed Rate Mortgage Backed Securities Index(1)	5.22%	4.85%	6.04%		(3)

Lehman Brothers Government Bond Index(2)	3.48%	4.64%	5.88%		(3)

*	Class I shares are not offered in this prospectus. Class I shares and Class II shares are invested in the same portfolio of securities but Class II shares are expected to have higher expenses and correspondingly lower annual returns.

(1)

The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation securities and does not reflect a deduction for fees, expenses and taxes. The fund’s benchmark was changed to this index on November 1, 2006 to reflect the fund’s increased focus on mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. An investor cannot invest directly in an index.

(2)

Prior to November 1, 2006, the fund’s benchmark was the Lehman Brothers Government Bond Index, which is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year.

(3)	Index returns for the period from 9/15/99-12/31/06 are not available. Index returns are for the period from 9/30/99-12/31/06..

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in Class II shares of the fund. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan. Your actual fees and expenses will be higher than those shown.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.55%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.13%

Total annual fund operating expenses**	0.93%

*	The fund has a fee schedule that reduces the fee payable on assets in excess of $2 billion as follows: 0.55% on assets of up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets in excess of $8 billion.

**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 1.05%. This expense limitation does not cover brokerage, taxes and extraordinary expenses and may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in Class II shares of the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. If the example included those expenses the figures shown would be higher. The example assumes:

■	You invest $10,000 in the fund for the periods shown.
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance.

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class II shares

	1 year	3 years	5 years	10 years
Class II	$95	$297	$515	$1,144

Legg Mason Partners Variable Government Portfolio         5

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on interest rate futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls

The fund may engage in mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to purchase, at a later date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the portfolio managers’ ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if the securities to be purchased decline in value before the date of purchase.

Interest rate risk

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

6         Legg Mason Partners Funds

Short-term and defensive investments

While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may seek to achieve its investment objective in the future by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective, which are not described here.

Legg Mason Partners Variable Government Portfolio         7

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and was established in 1971. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
S. Kenneth Leech	2006	Portfolio manager for Western Asset.

Stephen A. Walsh	2006	Portfolio manager for Western Asset.

Ronald D. Mass	2006	Portfolio manager for Western Asset.

Carl L. Eichstaedt	2006	Portfolio manager for Western Asset.

Mark Lindbloom	2006	Portfolio manager for Western Asset. Formerly managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and associated with Citigroup Inc. or its predecessor companies since 1986.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of 0.55% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.55% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.55% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

8         Legg Mason Partners Funds

Other information

The fund’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies. These matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the fund at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when

Legg Mason Partners Variable Government Portfolio         9

such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Distribution plan

The fund has adopted a shareholder services and distribution plan for its Class II shares. Under the plan, Class II shares pay distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges. In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

10         Legg Mason Partners Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the NYSE is closed;
■	trading on the NYSE is restricted;
■

an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or

■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Legg Mason Partners Variable Government Portfolio         11

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

12         Legg Mason Partners Funds

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Government Portfolio         13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury

14         Legg Mason Partners Funds

requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Legg Mason Partners Variable Government Portfolio         15

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

16         Legg Mason Partners Funds

Financial highlights

The table below shows the financial highlights for the fund’s Class I shares. There were no Class II shares outstanding during the five years ended October 31, 2006. Class I shares and Class II shares are invested in the same portfolio of securities, but Class II shares are expected to have higher expenses.

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a Class I share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Government Portfolio	2006		2005		2004		2003		2002(1)
Net Asset Value, Beginning of Year	$11.35		$11.75		$11.68		$11.74		$11.44

Income (Loss) From Operations:
Net investment income	0.49		0.45		0.41		0.33		0.35
Net realized and unrealized gain (loss)	0.02		(0.40)		0.03		(0.23)		0.13

Total Income From Operations	0.51		0.05		0.44		0.10		0.48

Less Distributions From:
Net investment income	(0.52)		(0.45)		(0.37)		(0.16)		(0.11)
Net realized gains	—		—		—		—		(0.07)

Total Distributions	(0.52)		(0.45)		(0.37)		(0.16)		(0.18)

Net Asset Value, End of Year	$11.34		$11.35		$11.75		$11.68		$11.74

Total Return(2)	4.66%		0.41%		3.90%		0.87%		4.20%

Net Assets, End of Year (000s)	$124,723		$131,013		$126,963		$127,378		$84,104

Ratios to Average Net Assets:
Gross expenses	0.69%		0.65%		0.70%		0.68%		1.00%
Net expenses(3)	0.69	(4)	0.65		0.70	(4)	0.68		0.80 (4)
Net investment income	4.21		3.68		3.44		2.91		3.17

Portfolio Turnover Rate	136	%(5)	96	%(5)	53	%(5)	83	%(5)	145%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.80%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 557%, 614%, 667% and 429% for the years ended October 31, 2006, 2005, 2004 and 2003, respectively.

Legg Mason Partners Variable Government Portfolio         17

(Investment Company Act file no. 811-05018)

FD02764 02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Government Portfolio

Class II Shares

Additional information about the fund

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. In the fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information (SAI). The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge), by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. The fund’s website does not make available its SAI and shareholder reports because the website is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

PROSPECTUS

February 28, 2007

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Growth and

Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Growth and

Income Portfolio

Shareholders of the fund have approved the reorganization of the fund into Legg Mason Partners Variable Appreciation Portfolio, a series of Legg Mason Partners Variable Portfolios II. The reorganization is expected to occur on April 27, 2007.

Prior to May 1, 2006, the fund was known as Smith Barney Growth and Income Portfolio.

Investments, risks and performance

Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund may invest up to 20% of its assets in foreign securities, including those of issuers in emerging market countries. The fund’s convertible securities may be of any credit quality and may include below investment grade securities (commonly known as “junk bonds”).

How the manager selects the fund’s investments

The portfolio manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure. The portfolio manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The portfolio manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The portfolio manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio manager favors companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Large capitalization companies fall out of favor with investors
■	Companies in which the fund invests suffer unexpected losses or lower than expected earnings
■	The portfolio manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■

The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

■	Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments
■	Adverse governmental action or political, social, economic or market instability affects a foreign country or region

2         Legg Mason Partners Funds

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market and
■	Are willing to accept the risks of the stock market

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 17.54% in 2nd quarter 2003; Lowest: (17.61)% in 3rd quarter 2002

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	12.48%	5.08%	1.99%	09/15/99

S&P 500 Index(1)	15.78%	6.18%	2.65%		(2)

(1)

The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

(2)	Index comparison begins on 09/15/99.

Legg Mason Partners Variable Growth and Income Portfolio         3

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan. Your actual fees and expenses will be higher than those shown.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.17%

Total annual fund operating expenses(2)	0.82%

(1)

The fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

(2)

Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation does not cover brokerage, taxes and extraordinary expenses and may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. If the example included those expenses the figures shown would be higher. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$84	$262	$456	$1,015

4         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Legg Mason Partners Variable Growth and Income Portfolio         5

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest principally in equity securities, including convertible securities, that provide dividend or interest income. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

6         Legg Mason Partners Funds

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as subadviser, except for the management of cash and short-term instruments, which is performed by LMPFA.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2006, ClearBridge’s total assets under management were approximately $116 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Portfolio manager

The portfolio manager is primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of the portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Michael Kagan	2000	Investment officer of ClearBridge and its predecessors

The SAI provides additional information about the portfolio manager’s compensation, other accounts he manages and any fund shares owned by the portfolio manager, and has more detailed information about the manager, the subadviser and other fund service providers.

Legg Mason Partners Variable Growth and Income Portfolio         7

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of 0.65% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.65% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.65% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board and shareholders have approved a reorganization pursuant to which the fund’s assets will be acquired and its liabilities assumed by Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The reorganization is expected to occur on April 27, 2007. The fund will then be terminated and shares of the Acquiring Fund will be distributed to fund shareholders.

The fund’s Board and (where required) shareholders have also approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies. These matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the fund at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions

8         Legg Mason Partners Funds

discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Growth and Income Portfolio         9

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that it may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■

an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

10         Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

Legg Mason Partners Variable Growth and Income Portfolio         11

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Both

Taxes

The fund intends to qualify and be taxed each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and the holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Legg Mason Partners Variable Growth and Income Portfolio         13

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

14         Legg Mason Partners Funds

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Legg Mason Partners Variable Growth and Income Portfolio         15

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Growth and Income Portfolio	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.47		$9.00	$8.44	$6.95	$8.15

Income (Loss) From Operations:
Net investment income	0.08		0.11	0.05	0.05	0.02
Net realized and unrealized gain (loss)	1.16		0.46	0.55	1.48	(1.20)

Total Income (Loss) From Operations	1.24		0.57	0.60	1.53	(1.18)

Less Distributions From:
Net investment income	(0.08)		(0.10)	(0.04)	(0.04)	(0.02)

Total Distributions	(0.08)		(0.10)	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Year	$10.63		$9.47	$9.00	$8.44	$6.95

Total Return(1)	13.13	%(2)	6.37%	7.18%	22.09%	(14.47)%

Net Assets, End of Year (000s)	$77,867		$74,143	$70,164	$54,334	$36,730

Ratios to Average Net Assets:
Gross expenses	0.85%		0.78%	0.91%	0.87%	1.09%
Net expenses(3)	0.85	(4)	0.78	0.91 (4)	0.87	0.95 (4)
Net investment income	0.73		1.14	0.61	0.68	0.40

Portfolio Turnover Rate	38%		57%	43%	65%	48%

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	Reflects fee waivers and/or expense reimbursements.

16         Legg Mason Partners Funds

(Investment Company Act

file no. 811-05018)

FD03129 02/07

Legg Mason Partners

Variable Growth and

Income Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. In the fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information (SAI) The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the SAI (without charge), by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. The fund’s website does not make available its SAI and shareholder reports because the website is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February 28, 2007

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Shareholders of the fund have approved the reorganization of the fund into Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc. The reorganization is expected to occur on April 27, 2007.

Prior to May 1, 2006, the fund was known as Smith Barney Premier Selections All Cap Growth Portfolio.

Investments, risks and performance

The fund is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment objective

Long-term capital growth.

Key investments

Large Cap Growth segment

This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the index changes with market conditions and the composition of the index.

Mid Cap Growth segment

This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment’s investment. The size of the companies in the index changes with market conditions and the composition of the index.

Small Cap Growth segment

This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the index changes with market conditions and the composition of the index.

All segments

Foreign investments

The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

Selection process

The fund’s strategy is to combine the efforts of three segment portfolio managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund’s assets. The amount to be invested by the fund in any particular security will be determined by ClearBridge Advisors, LLC, the fund’s subadviser, based on the recommendation of the segment portfolio managers.

2         Legg Mason Partners Funds

In order to maintain approximately the target allocations of the fund’s assets among the three segments, the subadviser will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate
■

Rebalance the allocation of securities in the fund’s portfolio at any time the percentage of the fund’s portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment’s securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the subadviser will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or (2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The subadviser will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the subadviser will seek to avoid transaction costs.

Large Cap Growth segment

The Large Cap Growth segment portfolio manager emphasizes individual security selection while diversifying this segment of the fund’s investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long term operating history
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         3

Mid Cap Growth segment

The Mid Cap Growth segment portfolio managers focus on medium capitalization companies that exhibit attractive growth characteristics. The segment managers select individual “growth” stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment’s size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification. In selecting individual companies for investment, the segment managers consider:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment managers use fundamental research to find stocks with strong growth potential and also use quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The segment managers’ valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment

The Small Cap Growth segment portfolio manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the segment manager considers:

■	Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity
■	Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
■	Products and services that give a company a competitive advantage
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small growth companies believed to be financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

4         Legg Mason Partners Funds

■	Large cap stocks fall out of favor with investors
■	The segment portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■

Mid or small cap stocks fall out of favor with investors. Because 30% of the fund’s assets are invested primarily in mid cap companies and 30% of the fund’s assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks

■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth
■

The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses

The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of a broad segment of the stock market
■	Are seeking diversification
■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
■	Are seeking to participate in the long-term potential of small cap growth companies and
■	Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         5

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart and Average Annual Total Returns Table include the performance of the fund both before and after this change in investment policies. The fund’s past performance is not necessarily an indication of how the fund will perform in the future and there can be no assurance that the fund’s performance investing in all three segments will be similar to its performance from investing solely in medium sized companies.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 18.11% in 4th quarter 2001; Lowest: (20.75)% in 3rd quarter 2001

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	7.33%	2.91%	4.67%	09/15/99

S&P MidCap 400 Index(1)	10.32%	10.89%	11.27%	*

Russell 1000 Growth Index(2)	9.07%	2.69%	(2.10%)	*

Russell 2000 Growth Index(3)	13.35%	6.93%	3.62%	*

(1)	The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

(2)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

*	Index comparison begins on 09/15/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

6         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan. Your actual fees and expenses will be higher than those shown.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.20%

Total annual fund operating expenses(2)	0.95%

(1)

The fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion.

(2)

Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation does not cover brokerage, taxes and extraordinary expenses and may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. If the example included these expenses the figures shown would be higher. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$97	$303	$526	$1,167

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         7

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

8         Legg Mason Partners Funds

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest primarily in equity securities of companies that have large market capitalizations, companies with medium-sized market capitalizations and companies with small market capitalizations. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing all of its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         9

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds.

LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as subadviser, except for the management of cash and short-term instruments, which is performed by LMPFA.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2006, ClearBridge’s total assets under management were approximately $116 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager during the past five years.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio — Large Cap Growth Segment

Alan Blake has been primarily responsible for managing the Large Cap Growth segment of the fund since 2001. Mr. Blake is an investment officer of ClearBridge. He has been with ClearBridge or its predecessor companies since 1991.

10         Legg Mason Partners Funds

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio — Mid Cap Growth Segment

A team of individuals has managed the day-to-day operations of the Mid Cap Growth segment of the fund since May 2005. The members of the team are Brian M. Angerame and Derek J. Deutsch.

Brian Angerame is an investment officer of ClearBridge with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the predecessor of ClearBridge in 2000. Mr. Angerame worked as a consumer analyst with the predecessor of ClearBridge prior to assuming the role of portfolio manager.

Derek Deutsch is an investment officer of ClearBridge with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined the predecessor of ClearBridge in 1999. Mr. Deutsch worked as a healthcare analyst with the predecessor of ClearBridge prior to assuming the role of portfolio manager.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio – Small Cap Growth Segment

Timothy Woods, CFA has been primarily responsible for managing the Small Cap Growth segment of the fund since 2001. Mr. Woods is an investment officer of ClearBridge. He joined the predecessor of ClearBridge in 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of 0.75% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.74% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.75% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board and shareholders have approved a reorganization pursuant to which the fund’s assets will be acquired and its liabilities assumed by the Legg Mason Partners Variable Aggressive Growth Portfolio (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The fund will then be terminated, and shares of the Acquiring Fund will be distributed to fund shareholders. The reorganization is expected to occur on April 27, 2007.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         11

The fund’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies. These matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the fund at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received

12         Legg Mason Partners Funds

from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         13

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that it may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■

an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

14         Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         15

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

16         Legg Mason Partners Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Capital Gain

Taxes

The fund intends to qualify and be taxed each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its taxable net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and the holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         17

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on

18         Legg Mason Partners Funds

days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         19

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.35		$11.23	$11.45	$8.96	$10.73

Income (Loss) From Operations:
Net investment income (loss)	0.00	(1)	0.02	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.21		1.10	(0.20)	2.50	(1.73)

Total Income (Loss) From Operations	1.21		1.12	(0.22)	2.49	(1.76)

Less Distributions From:
Net investment income	(0.02)		—	—	—	(0.01)

Total Distributions	(0.02)		—	—	—	(0.01)

Net Asset Value, End of Year	$13.54		$12.35	$11.23	$11.45	$8.96

Total Return(2)	9.77%		9.97%	(1.92)%	27.79%	(16.44)%

Net Assets, End of Year (000s)	$47,918		$53,308	$59,080	$34,884	$28,628

Ratios to Average Net Assets:
Gross expenses	1.04%		0.94%	0.95%	0.90%	1.11%
Net expenses(3)	0.99	(4)(5)	0.94	0.94 (4)	0.90	0.95 (4)
Net investment income	(0.07)		0.11	(0.25)	(0.08)	(0.25)

Portfolio Turnover Rate	44%		43%	46%	66%	58%

(1)	Amount represents less than $0.01 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of the portfolio exceeds the voluntary expense limitation by 0.04% due to extraordinary expenses.

20         Legg Mason Partners Funds

(Investment Company Act file no. 811-05018)

FD03130 02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Additional Information

Shareholder Reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. In the fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of Additional Information (SAI) The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the SAI (without charge), by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. The fund’s website does not make available its SAI and shareholder reports because the website is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

February 28, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Investment Series

125 Broad Street

New York, NY 10004

800-451-2010

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Investment Series (the “Trust”) currently offers seven separate investment portfolios, one of which is described in this Statement of Additional Information (“SAI”) (the investment portfolio described herein is listed above and is referred to as the “Portfolio”). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2007 for the Portfolio, as supplemented from time to time, and should be read in conjunction therewith.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The prospectus and copies of these reports may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), a recently organized investment adviser, 399 Park Avenue, New York, NY 10022, serves as investment manager to the Portfolio. LMPFA provides administrative and certain oversight services and manages the cash and short-term investments of the Portfolio. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the Portfolio, and provides day-to-day portfolio management for the Portfolio, except for the management of cash and short-term instruments. The manager and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI,” and with LMIS, the “distributors”) are the distributors of the Portfolio’s shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The goal and investment policies, the percentage limitations, and the kinds of securities in which the Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

The Portfolio is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

The Portfolio seeks capital appreciation, principally through investments in dividend-paying stocks. The Portfolio seeks to achieve its investment objective primarily through investments in common stocks and other equity securities. Under normal market conditions, the Portfolio invests at least 80% of its assets in dividend-paying stocks. Although this policy relating to dividend-paying stocks may be changed without shareholder approval, the Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the Portfolio’s investments and risks contained in the

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Prospectus. The Portfolio may engage in these and any other practices not prohibited by its investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the subadviser’s investment strategies for the Portfolio, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

The Portfolio may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks. The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks. The Portfolio may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities. The Portfolio may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these

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securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. The Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. The Portfolio’s investments in REITs is subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Portfolio invests in REITs.

Illiquid and Restricted Securities. The Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 as amended, (the “1933 Act”) and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the subadviser pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers. The Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

The Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered

4

form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries.”

Fixed Income Securities

Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The U.S. Government securities in which the Portfolio may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments. In certain circumstances the Portfolio may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent the Portfolio is investing in short-term investments as a temporary defensive posture, the Portfolio’s investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

5

Derivative Instruments

Options, Futures Contracts and Related Options

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Portfolio may sell call options only on a covered basis. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. The Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, the Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Portfolio would also realize a gain if an option it has sold lapses unexercised. The Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. The Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If the Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, the Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options. The Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Portfolio can benefit from any

6

significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolio may purchase either listed or over-the-counter options.

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil Index or the AMEX Computer Technology Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts. The Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolio is exempt from registration as a “commodity pool.”

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices.

7

Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures. The trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs,” is now permitted. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Portfolio may invest, where the Portfolio has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the Portfolio has a position in a SFC, the Portfolio has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

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When the Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

Options on Futures Contracts. The Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, the Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency. The forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded

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primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the subadviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when the Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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Other Practices

Repurchase Agreements. The Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolio, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. The Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds. The Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolio intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolio may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales. The Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but

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would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectus and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolio. The following discussion supplements these descriptions of risk factors.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolio may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolio to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk. When interest rates decline, the Portfolio’s income may decline;

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative

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liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds,” have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes.” Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a

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default on any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, the Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency

16

exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which the Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility. The use of certain derivatives may involve leverage for the Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable the Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of

17

the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, the Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolio will not purchase options on futures contracts on any exchange unless and until, in the manager’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Portfolio because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a

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group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolios’ shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU). Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolio.

Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the subadviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the “1940 Act”). As discussed under “Proposed Investment Restrictions” below, shareholders of the Portfolio have approved proposed changes in its investment restrictions, which are expected to be effective in the first half of 2007.

Current Investment Restrictions

The Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940

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Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The Portfolio has also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly the Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Proposed Investment Restrictions

The Portfolio’s shareholders have approved the adoption of revised fundamental investment policies or restrictions, as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. Currently the Portfolio does not contemplate borrowing money for leverage, but if the Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. If the Portfolio engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of

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repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. The Portfolio also will be permitted by this policy to make loans of money, including to other funds. The Portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits the Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of its total assets from banks for any purpose. The Portfolio also may borrow up to 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, it would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of the Portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration

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could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

The Portfolio’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

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TRUSTEES AND OFFICERS

The business and affairs of the Portfolio are managed by the Board of Trustees of the Trust (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Independent Trustees, and executive officers of the Portfolio, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The Portfolio’s shareholders have elected a new Board who will take office during the first half of 2007.

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee**:

R. Jay Gerken Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 166 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (1996 to 2001).	168	Trustee, Consulting Group Capital Markets Funds
Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001).	37	None

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001).	37	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004).

Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991).

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001).
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None
Additional Officers**:
Ted P. Becker 399 Park Avenue Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota 100 First Stamford Place 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Brian M. Angerame 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.	N/A	N/A

Guy Bennett 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2001).	N/A	N/A

Derek J. Deutsch 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.	N/A	N/A

Christopher W. Floyd, CFA 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and previously, Quantitative Analyst (2000 to 2003) of Batterymarch.	N/A	N/A

Scott Glasser 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM.	N/A	N/A

Frances M. Guggino 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.	N/A	N/A

Peter J. Hable 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.	N/A	N/A

Michael Kagan 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Kagan was Portfolio Manager of CAM.	N/A	N/A

Charles F. Lovejoy, CFA 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).	N/A	N/A

John Vietz, CFA 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2005). Previously, Mr. Vietz was Equity Research Analyst at Manning & Napier and Barra Rogers Casey.	N/A	N/A

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken and each officer of the Portfolios is an “interested person” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

The business and affairs of the Portfolio are managed by or under the direction of the Board.

The Board has a standing Audit Committee comprising all Trustees who are not “interested persons,” within the meaning of the 1940 Act, of the Portfolio and who are “independent,” as defined in the New York Stock Exchange listing standards. The primary purposes of the Board’s Audit Committee are to assist the Board in

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fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolio, the qualifications and independence of the Portfolio’s independent registered public accounting firm, and the Portfolio’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Portfolio’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Portfolio’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Portfolio’s independent registered public accounting firms to the manager or subadviser and any affiliated service providers if the engagement relates directly to the Portfolio’s operations and financial reporting of the Portfolio. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Portfolio within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met five times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board member;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Board member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Portfolio’s management contract, distribution plan and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

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The Board also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee which is charged with determining the fair value prices for securities when required. The Pricing Committee met four times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Portfolio and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2006:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee
Interested Trustee
R. Jay Gerken	Over $100,000

Non-Interested Trustees
Elliott J. Berv	None
A. Benton Cocanougher	$10,001 – $50,000
Mark T. Finn	$10,001 – $50,000
Stephen Randolph Gross	None
Diana R. Harrington	$10,001 – 50,000
Susan B. Kerley	$1 – $10,000
Alan G. Merten	$1 – $10,000
R. Richardson Pettit	$10,001 – $50,000

Shares of the Portfolio are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2006, no Trustee owned shares of the Portfolio.

None of the Non-Interested Trustees nor their family members had any interest in the manager, LMIS, CGMI, or any person directly or indirectly controlling, controlled by, or under common control with the manager, LMIS or CGMI as of December 31, 2006.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2006 is set forth below. The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolio but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and the Performance and Review Committee will receive an additional $7,500 per year. The Portfolio will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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Trustees Compensation Table

Trustee	Aggregate Compensation from Dividend Strategy Portfolio (1)	Pension or Retirement Benefits Paid as Part of Portfolio Expenses (1)	Total Compensation from Portfolio and Fund Complex Paid to Trustees (1)	Number of Funds in Complex Served by Trustee (1)
Interested Trustee
R. Jay Gerken	$0	None	$0	168

Non-Interested Trustees
Elliott J. Berv	$616	None	$154,500	37
Donald M. Carlton*	$626	None	$164,500	N/A
A. Benton Cocanougher	$982	None	$161,000	37
Mark T. Finn	$996	None	$179,375	37
Stephen Randolph Gross	$1,011	None	$191,000	37
Diana R. Harrington	$622	None	$159,625	37
Susan B. Kerley	$639	None	$173,000	37
Alan G. Merten	$616	None	$148,500	37
R. Richardson Pettit	$616	None	$154,500	37

(1)	Information is for the fiscal year ended October 31, 2006.
*	Mr. Carlton retired effective December 31, 2006.

On June 19, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for other Trustees and to allow the Trustees to elect to retire as of the date on which Trustees elected in accordance with the October 9, 2006 Joint Proxy Statement accept their elections and commence service as Board members (the “Effective Date”).

On July 10, 2006, the Board voted to amend its two retirement plans – a retirement plan applicable to all funds covered by the Board (the “General Retirement Plan”) and a retirement plan adopted by the Board of the Trust relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. Each fund overseen by the Board will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Trustee dies prior to the Effective Date, the Trustee’s beneficiary will be entitled to full retirement benefits as would be payable to a retired Trustee under the applicable plan described below rather than the benefit amount set forth above.

Under the amended retirement plans, former Trustees that had retired prior to the date of the amendment and Trustees who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

Under the General Retirement Plan, retired or retiring Trustees are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (or in the case of a Trustee retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Trustee has made a timely election, in a lump sum (discounted to present value).

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During the most recent fiscal year, retired Trustees received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $17,250 in four quarterly installment payments.

Under the Trust Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Trustees are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Trustee is required to waive all rights under the Trust Retirement Plan. Mr. Carlton retired as of December 31, 2006. In connection therewith, under the Trust Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Trust (including the Portfolio) will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the fund to Mr. Carlton.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Officers receive no compensation from the Portfolio although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

As of February 12, 2007, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Portfolio.

As of February 12, 2007, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of the Portfolio:

Portfolio	Percent	Name	Address
Dividend Strategy Portfolio	69.5%	Met Life and Annuity Co of CT	PO Box 990027 Hartford, CT 06199-0027
	24.2%	Met Life and Annuity of Connecticut	PO Box 990027 Hartford, CT 06199-0027

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INVESTMENT MANAGEMENT AGREEMENT

Investment Manager

LMPFA serves as investment manager to the Portfolio pursuant to a investment management agreement (the “Management Agreement”) with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Portfolio and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolio in accordance with its stated investment objectives and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolio, such as (i) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Portfolio’s existence, and (v) maintaining the registration and qualification of the Portfolio’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement with respect to the Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion. The manager may reimburse the Portfolio for, or waive, all or any portion of its management fees.

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The following table shows fees paid under the Portfolio’s Management Agreement during the fiscal years ended October 31, 2006, 2005 and 2004.

October 31, 2006
Management Fees*	$490,636

October 31, 2005
Management Fees	$512,506

October 31, 2004
Management Fees*	$574,649

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $3,238 in 2006 and $1,689 in 2004. After waivers and reimbursements, management fees were $487,398 and $572,960, respectively.

Prior to July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the Portfolio’s manager under the same fee schedules as described above.

Subadviser

ClearBridge Advisors, LLC serves as the subadviser to the Portfolio pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the sub-advisory agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the Portfolio’s portfolio (or allocated portion thereof) in accordance with its stated investment objective(s) and policies, assist in supervising all aspects of the Portfolio’s operations, make investment decisions for the Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

The sub-advisory agreement has an initial term ending on November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) may terminate its sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the sub-advisory agreement on 90 days’ written notice to the Portfolio and the manager. The manager and the subadviser may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for sub-advisory services for the Portfolio, the manager will pay ClearBridge a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Expenses

In addition to amounts payable under the Management Agreement, the Portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of such Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with

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the purchase or sale of such Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of such Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying such Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to such Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of such Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of such Portfolio, if any; and such Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering such Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which such Portfolio is a party and the legal obligation which such Portfolio may have to indemnify such Portfolio’s Board members and officers with respect thereto.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, the manager, the subadviser and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Portfolio, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting Guidelines & Procedures. Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolio, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Portfolio as required for the Portfolio to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Portfolio’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolio’s former name, Smith Barney Dividend Strategy Portfolio.

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DISTRIBUTORS

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and Citigroup Global Markets Inc., an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Portfolio’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolio’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolio’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Portfolio as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. Service agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of the Portfolios.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2005 and 2006, the portfolio turnover rates were 99% and 22%, respectively.

The Portfolio adopted its current investment policy as of November 1, 2004. Prior to that date, the Portfolio’s policy was to normally invest at least 80% of its assets in equity securities of U.S. large cap issues and related investments. The implementation of the new investment policy by the Portfolio substantially increased the Portfolio’s portfolio turnover rate for the fiscal year ended October 31, 2005.

For reporting purposes, the Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Portfolio.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Portfolio’s portfolio holdings is in the best interests of such Portfolio’s shareholders, and that any conflicts of interest between the interests of such Portfolio’s shareholders and those of LMPFA, such Portfolio’s distributors or their affiliates be addressed in a manner that places the interests of such Portfolio’s shareholders first. The policy provides that information regarding the Portfolio’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	The Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell- side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The Portfolio’s sector weightings, performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” as defined in the 1940 Act, of such Portfolio or the manager, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the

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information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Board.

The approval of the Portfolio’s Chief Compliance Officer, or designee, must be obtained before such Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

The Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the manager’s website http://www.leggmason.com/lnvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

Portfolio holdings information for the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end

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Recipient	Frequency	Delay before dissemination
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolio’s Board from time to time, the subadviser is primarily responsible for the Portfolio’s portfolio decisions and the placing of the Portfolio’s portfolio transactions, except that the manager manages the cash and short-term investments of the Portfolio. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Portfolio for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and sub-advisory agreement, the manager and the subadviser are authorized to place orders pursuant to their investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of

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commission another broker or dealer would have charged for effecting that transaction if the manager or subadvisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolio’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers who effect securities transactions for the Portfolio may be used by the manager or subadviser in servicing other investment companies and accounts which they manage. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the Portfolio. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Portfolio. For the fiscal year ended October 31, 2006, the Portfolio paid commissions to brokers that provided research services as follows:

Portfolio	Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
Dividend Strategy	$207,328,666	$240,906

The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Portfolio under the 1940 Act. As a result, the Portfolio will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The Portfolio paid the following commissions during the periods shown:

Fiscal 2006 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI*
$675

Fiscal 2005 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
	$4,773,512	$60,593

Fiscal 2004 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
	$87,577	$1,522

*	For the period from November 1, 2005 through November 30, 2005

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For the fiscal year ended October 31, 2006, the percentage of the Portfolio’s aggregate brokerage commissions paid to CGMI and the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

Percentage of Aggregate Brokerage Commissions Paid to CGMI
1.50%
Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through CGMI
2.57%

During the fiscal year ended October 31, 2006, the Portfolio purchased securities issued by the following regular broker-dealers of the Portfolio, which had the following values as of October 31, 2006:

Broker-Dealer	Value of Securities as of October 31, 2006
Bank of America	$2,029,714
Merrill Lynch, Pierce, Fenner & Smith	$1,057,782

As of December 1, 2005, LMIS became an affiliated person of the Portfolio under the 1940 Act. For the period December 1, 2005 through October 31, 2006, the Portfolio did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Portfolio and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of October 31, 2006.

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Other Accounts Managed by the Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dividend Strategy Portfolio

Scott Glasser	6 registered investment companies with $8.84 billion in total assets under management	1 other pooled investment vehicle with $0.04 billion in total asset under management	29,569 other accounts with $4.00 billion in total assets under management

Peter Hable	20 registered investment companies with $10.03 billion in total assets under management	2 other pooled investment vehicles with $0.40 billion in total assets under management	80,836 other accounts with $12.18 billion in total assets under management

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the Portfolio’s portfolio managers. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of ClearBridge investment professionals with those of Portfolio shareholders and other ClearBridge clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to the Portfolio, the benchmark set forth in such Portfolio’s prospectus to which such Portfolio’s average annual total returns are compared or, if none, the benchmark set forth in such Portfolio’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge chief investment officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25%

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will accrue a return based on the hypothetical returns of an employee-chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
Scott Glasser	None
Peter Hable	None

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in the Portfolio.

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Tax Status of the Portfolio

The Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

The Portfolio intends to qualify each year as a “regulated investment company” under the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and will not be deductible by the Portfolio in computing taxable income and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

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The Portfolio’s Investments

The Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

The Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of

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the holding period of “substantially identical property” held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Portfolio’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Portfolio were to elect otherwise.

If the Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Portfolio as taxable income.

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The Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. Each separate account that invests in the Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. To comply with the diversification requirements, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers and all securities of the same issuer, all interests in the same real property project, and all interests in the same “commodity” are each treated as a single investment. The regulations promulgated under Section 817 of the Code generally define the term “commodity” as any type of personal property other than a cash item and any partnership interest. In certain situations, an alternative set of diversification rules may be available to be satisfied as well. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in the Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolio are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that the Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of the Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

On October 31, 2006, the unused capital loss carryforwards for the fund were approximately $23,665,914. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2009	2010	2011
$3,340,004	$15,846,502	$6,459,408

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

Proposed Changes

The Portfolio’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. As a result, the Portfolio will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A portfolio is not required to hold an annual meeting of shareholders, but the portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or

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similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the Portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolio, as series of the trust, represents an interest in the applicable portfolio only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is

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entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that the portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the portfolio are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Portfolios (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

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On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Growth and Income Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * * * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the Portfolio at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a

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plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * * * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the

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new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * * * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Portfolio’s manager believes that these matters are not likely to have a material adverse effect on the Portfolio.

* * * * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolio only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolio. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolio in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

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Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolio. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio. For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Portfolio. State Street, among other things, maintains a custody account or accounts in the names of the Portfolio; receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolio; and makes disbursements on behalf of the Portfolio. State Street neither determines the Portfolio’s investment policies, nor decides which securities the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Portfolio’s securities lending agent and receives a share of the income generated by such activities.

Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, is legal counsel to the Portfolio.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Registered Public Accounting Firm

KPMG LLP has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2007.

Shareholder and Trustee Responsibility

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

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The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Trust

The Trust was organized on January 29, 1987 under the laws of the Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series®, then to Smith Barney Investment Series on September 11, 2000, and then to Legg Mason Partners Investment Series on April 6, 2006. The Trust is a diversified, open-end management investment company. The Portfolio is a series of the Trust. On April 6, 2006, the Portfolio’s name was changed to Legg Mason Partners Variable Dividend Strategy Portfolio. Prior to that date, the Portfolio was known as the Smith Barney Dividend Strategy Portfolio, and before that as the Smith Barney Large Cap Core Portfolio and, prior to September 11, 2000, as the Select Growth Portfolio.

The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Trust may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of the Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Portfolio determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Portfolio.

The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to the Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

Each shareholder of the Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special

55

meetings of the Portfolio’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Portfolio without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

The audited financial statements of the Trust with respect to the Portfolio (Statement of Assets and Liabilities at October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statements of Changes in Net Assets for the years ended October 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended October 31, 2006 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January 8, 2007; accession number 0001193125-07-002641).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf

[1]

ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.

B-1

of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

February 28, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Investment Series

125 Broad Street

New York, NY 10004

800-451-2010

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Growth and Income Portfolio Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Investment Series (the “Trust”) currently offers seven separate investment portfolios, three of which are described in this Statement of Additional Information (“SAI”) (the investment portfolios described herein are listed above and are individually referred to as a “Portfolio,” and collectively, the “Portfolios”). This SAI expands upon and supplements the information contained in the prospectuses dated February 28, 2007 for the Portfolios, as supplemented from time to time, and should be read in conjunction therewith.

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The prospectuses and copies of the reports may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a recently organized investment adviser, 399 Park Avenue, New York, NY 10022, serves as investment manager to the Portfolios. LMPFA provides administrative and certain oversight services to the Portfolios. ClearBridge Advisors, LLC (“ClearBridge”) serves as the subadviser to the Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and the Legg Mason Partners Variable Growth and Income Portfolio, and provides day-to-day portfolio management for these Portfolios, except for the management of cash and short-term instruments, which is performed by LMPFA. Western Asset Management Company (“Western Asset”) (each of ClearBridge and Western Asset are referred to as a “subadviser” and together as the “subadvisers”) serves as the subadviser to the Legg Mason Partners Variable Government Portfolio. Western Asset provides the day-to-day portfolio management of the Government Portfolio. The manager, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI,” and with LMIS, the “distributors”) are the distributors of the Portfolios’ shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectuses and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (the “All Cap Growth Portfolio”) seeks long-term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, a Mid Cap Growth segment and a Small Cap Growth segment.

Large Cap Growth Segment. This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of January 31, 2007, the largest market capitalization of a company in the Index was approximately $448 billion and the smallest market capitalization was approximately $1.2 billion.

Mid Cap Growth Segment. This segment invests primarily in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap 400 Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2006, the largest market capitalization of a company in the Index was approximately $10.62 billion and the smallest market capitalization was approximately $500 million. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

Small Cap Growth Segment. This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of January 31, 2007, the largest market capitalization of a company in the Index was approximately $3.5 billion and the smallest market capitalization was approximately $74 million. Please see “Risk Factors—Small Capitalization Companies” below for more information about the risks of investing in companies with small market capitalizations.

All Segments. The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long-term capital growth, it is not suitable for investors unable or unwilling to assume such risks. There is no assurance that the Portfolio’s investment objective will be achieved.

Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Growth and Income Portfolio (the “Growth and Income Portfolio”) seeks reasonable growth and income. The Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks. There is no assurance that the Portfolio’s investment objective will be achieved.

Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Variable Government Portfolio (the “Government Portfolio”) seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Government Portfolio will provide its shareholders with at least 60 days’ prior notice of any change in this policy.

The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio’s cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio’s securities and potentially one or more of the following additional sources:

•	premiums earned upon the expiration of options written;

•	net profits from closing transactions; and

•	net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio’s investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“GNMA”) Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”).

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the subadviser seeks to moderate market risk by generally maintaining a portfolio duration within plus or minus 20% of the duration of the Portfolio’s benchmark, which is expected to be within one to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a debt security’s yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “price volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment taking no account of the pattern of the security’s payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the subadviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the subadviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio’s capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the subadviser will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio’s net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio’s total return and not to “enhance” monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of each Portfolio’s investments and risks contained in the Prospectus. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the subadvisers’ investment strategies for the Portfolios, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadvisers’ opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks. Each Portfolio (except Government Portfolio) may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). A Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”), and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the subadviser pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers (All Portfolios except Government Portfolio). The Growth and Income Portfolio may invest up to 20% of the value of its total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

Each Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The All Cap Growth Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries.”

Fixed Income Securities

Corporate Debt Obligations (All Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities (All Portfolios). The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Mortgage Related Securities (Government Portfolio). The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as “mortgage-related securities.”

Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio’s higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

The Government National Mortgage Association (“GNMA”) is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA’s principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association (“GNMA Certificates”) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the “modified pass-through” type. “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FMHA”), or guaranteed by the Veterans

Administration (“VA”). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1. Certificates are usually issued at a premium or discount, rather than at par.

2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

The Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) is a publicly-traded stockholder-owned corporation that was created by Congress in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. It receives no federal funding. Freddie Mac issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. Although Freddie Mac guarantees timely monthly payment of interest of PCs and the ultimate payment of principal, the obligations of Freddie Mac are not guaranteed by and are not debt or obligations of the U.S. or any federal agency or instrumentality other than Freddie Mac.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

The Federal National Mortgage Association (“FNMA”) creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Forward Commitments (All Portfolios). The Portfolios may purchase or sell U.S. Government securities on a “when-issued” or “delayed delivery” basis (“Forward Commitments”). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio’s use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio’s books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Short-Term Investments (All Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio’s investment objective may not be achieved.

Commercial Paper (All Portfolios). Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Derivative Instruments

Options, Futures Contracts and Related Options (All Portfolios)

Selling Call and Put Options (All Portfolios). The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio’s custodian cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the subadviser wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, a Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options (All Portfolios). A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolios may purchase either listed or over-the-counter options.

Options on Stock Indices (All Portfolios except Government Portfolio). Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil Index or the AMEX Computer Technology Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts (All Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolios are exempt from registration as a “commodity pool.”

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures. The trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs,” is now permitted. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a Portfolio to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Portfolio may invest, where the Portfolio has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the Portfolio has a position in a SFC, the Portfolio has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

For example, if the Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio’s securities declined during the period the contracts were outstanding, the value of the Portfolio’s futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

Options on Futures Contracts (All Portfolios). A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency (All Portfolios except Government Portfolio). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the subadviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Use of Segregated and Other Special Accounts (All Portfolios). Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Repurchase Agreements (All Portfolios). Each Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager or subadviser may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (All Portfolios). Each Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. A Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds (All Portfolios except Government Portfolio). Each Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales (All Portfolios except Government Portfolio). Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. Each Portfolio may also enter into short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolios do not intend to make short sales or maintain a short position if to do so would cause more than 25% of their total assets, taken at market value, to be held as collateral for such sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Loans of Portfolio Securities (All Portfolios). Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectuses and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolios. The following discussion supplements these descriptions of risk factors.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk. When interest rates decline, a Portfolio’s income may decline;

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds,” have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of

Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which a Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility. The use of certain derivatives may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolios will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of

Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolios because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolios’ shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU). Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the subadviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the “1940 Act”). As discussed under “Proposed Investment Restrictions” below, the shareholders of each Portfolio have approved changes in its investment restrictions, which are expected to be effective in the first half of 2007.

Current Investment Restrictions

A Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; or

(7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco (Growth and Income Portfolio only).

The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly a Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Proposed Investment Restrictions

The shareholders of each Portfolio have approved the adoption of revised fundamental investment policies or restrictions, as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The following is a nonfundamental investment restriction that may be changed by the Portfolio’s Board at any time: the Growth and Income Portfolio may not purchase securities of any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio’s net investment income in any given period. Currently the Portfolios do not contemplate borrowing money for leverage, but if a Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. A Portfolio also will be permitted by this policy to make loans of money, including to other funds. A Portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio obligations that have a priority over its shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that a Portfolio may borrow money in amounts of up to one-third of its total assets from banks for any purpose. A Portfolio also may borrow up to 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Portfolio as to how to classify issuers within or among industries.

The proposed fundamental policies of each Portfolio are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS

The business and affairs of the Portfolios are managed by the Board of Trustees of the Trust (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Portfolios and who execute policies authorized by the Board.

The current Trustees, including the Independent Trustees, and executive officers of the Portfolios, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The Portfolios have called a meeting of their shareholders to consider several proposals, including the election of a new Board.

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee**:
R. Jay Gerken Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 166 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (1996 to 2001).	168	Trustee, Consulting Group Capital Markets Funds

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001).	37	None

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001).	37	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004).

Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991).

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001).

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

Additional Officers**:
Ted P. Becker 399 Park Avenue Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota 100 First Stamford Place 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).	N/A	N/A

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

Brian M. Angerame 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.	N/A	N/A

Guy Bennett 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2001).

Derek J. Deutsch 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.	N/A	N/A

Christopher W. Floyd, CFA 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and previously, Quantitative Analyst (2000 to 2003) of Batterymarch.	N/A	N/A

Scott Glasser 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM.

Frances M. Guggino 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Peter J. Hable 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.	N/A	N/A

Michael Kagan 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Kagan was Portfolio Manager of CAM.	N/A	N/A

Charles F. Lovejoy, CFA 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).	N/A	N/A

John Vietz, CFA 125 Broad Street New York, NY 10004 Born 1971 .	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2005). Previously, Mr. Vietz was Equity Research Analyst at Manning & Napier and Barra Rogers Casey.	N/A	N/A

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken and each officer of the Portfolios is an “interested person” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

The business and affairs of the Portfolios are managed by or under the direction of the Board.

The Board has a standing Audit Committee comprising all Trustees who are not “interested persons,” within the meaning of the 1940 Act, of the Portfolios and who are “independent,” as defined in the New York Stock Exchange listing standards. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolios, the qualifications and independence of the Portfolios’ independent registered public accounting firm, and the Portfolios’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Portfolios’ audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Portfolios’ independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Portfolios’ independent registered public accounting firms to the manager or subadviser and any affiliated service providers if the engagement relates directly to the Portfolios’ operations and financial reporting of the Portfolios. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Portfolios within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met five times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board member;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Board member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Portfolios’ management contract, distribution plan and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

The Board also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee which is charged with determining the fair value prices for securities when required. The Pricing Committee met four times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Portfolios and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2006:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee
Interested Trustee
R. Jay Gerken	Over $100,000

Non-Interested Trustees
Elliott J. Berv	None
A. Benton Cocanougher	$10,001 – $50,000
Mark T. Finn	$10,001 – $50,000
Stephen Randolph Gross	None
Diana R. Harrington	$10,001 – $50,000
Susan B. Kerley	$1 – $10,000
Alan G. Merten	$1 – $10,000
R. Richardson Pettit	$10,001 – $50,000

Shares of the Portfolios are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2006, no Trustee owned shares of any Portfolio.

None of the Non-Interested Trustees nor their family members had any interest in the manager, LMIS, CGMI, or any person directly or indirectly controlling, controlled by, or under common control with the manager, LMIS or CGMI as of December 31, 2006.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2006 is set forth below. The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolios but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. Each Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Portfolios will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Trustees Compensation Table

Trustee	Aggregate Compensation from All Cap Growth Portfolio(1)	Aggregate Compensation from Growth and Income Portfolio(1)	Aggregate Compensation from Government Portfolio(1)
Interested Trustee
R. Jay Gerken	$0	$0	$0

Non-Interested Trustees
Elliott J. Berv	$583	$618	$688
Donald M. Carlton*	$588	$627	$704
A. Benton Cocanougher	$949	$984	$1,054
Mark T. Finn	$963	$998	$1,069
Stephen Randolph Gross	$973	$1,103	$1,094
Diana R. Harrington	$587	$623	$697
Susan B. Kerley	$603	$640	$717
Alan G. Merten	$583	$618	$688
R. Richardson Pettit	$583	$618	$688

Trustee	Pension or Retirement Benefits Paid as Part of Portfolio Expenses(1)	Total Compensation from Portfolios and Fund Complex Paid to Trustees (1)	Number of Funds in Complex Served by Trustee (1)(2)
Interested Trustee
R. Jay Gerken	None	$0	168

Non-Interested Trustees
Elliott J. Berv	None	$154,500	37
Donald M. Carlton*	None	$164,500	N/A
A. Benton Cocanougher	None	$161,000	37
Mark T. Finn	None	$179,375	37
Stephen Randolph Gross	None	$191,000	37
Diana R. Harrington	None	$159,625	37
Susan B. Kerley	None	$173,000	37
Alan G. Merten	None	$148,500	37
R. Richardson Pettit	None	$154,500	37

(1)	Information is for the fiscal year ended October 31, 2006.
*	Mr. Carlton retired effective December 31, 2006.

On June 19, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for other Trustees and to allow the Trustees to elect to retire as of the date on which Trustees elected in accordance with the October 9, 2006 Joint Proxy Statement accept their elections and commence service as Board members (the “Effective Date”).

On July 10, 2006, the Board voted to amend its two retirement plans – a retirement plan applicable to all funds covered by the Board (the “General Retirement Plan”) and a retirement plan adopted by the Board of the Trust relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten

and R. Richardson Pettit (the “Trust Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. Each fund overseen by the Board will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Trustee dies prior to the Effective Date, the Trustee’s beneficiary will be entitled to full retirement benefits as would be payable to a retired Trustee under the applicable plan described below rather than the benefit amount set forth above.

Under the amended retirement plans, former Trustees that had retired prior to the date of the amendment and Trustees who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

Under the General Retirement Plan, retired or retiring Trustees are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (or in the case of a Trustee retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Trustee has made a timely election, in a lump sum (discounted to present value).

During the most recent fiscal year, retired Trustees received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $17,250 in four quarterly installment payments.

Under the Trust Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Trustees are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Trustee is required to waive all rights under the Trust Retirement Plan. Mr. Carlton has elected to retire as of December 31, 2006. In connection therewith, under the Trust Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Trust (including the Portfolios) will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the fund to Mr. Carlton.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Officers receive no compensation from the Portfolios although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

As of February 12, 2007, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

As of February 12, 2007, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of any Portfolio of the Trust:

Portfolio	Percent	Name	Address
Variable Premier Selections All Cap Growth Portfolio	48.7%	MetLife and Annuity Co. of CT	PO Box 990027 Hartford, CT 06199-0027

Variable Government Portfolio—Class I shares	76.8%	MetLife and Annuity Co. of CT	PO Box 990027 Hartford, CT 06199-0027

	22.5%	MetLife and Annuity Co. of CT	PO Box 990027 Hartford, CT 06199-0027

Growth and Income Portfolio	66.7%	MetLife and Annuity Co. of CT	PO Box 990027 Hartford, CT 06199-0027

	26.7%	MetLife and Annuity of Connecticut	PO Box 990027 Hartford, CT 06199-0027

	5.2%	MetLife Investors USA Ins. Co.	5 Park Plaza Suite 1900 Irvine, CA 92614-2549

INVESTMENT MANAGEMENT AGREEMENT

Investment Manager

LMPFA serves as investment manager to each Portfolio pursuant to separate investment management agreements (the “Management Agreements”) with initial terms ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Portfolios and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Under the Management Agreements, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolios in accordance with their stated investment objectives and policies, making investment decisions for the Portfolios and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolios, such as (i) supervising the overall administration of the Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolios’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of

Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Portfolios’ existence, and (v) maintaining the registration and qualification of the Portfolios’ shares under federal and state laws.

The Management Agreements have an initial term ending November 30, 2007 and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreements provide that the manager may render services to others. The Management Agreements are terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the applicable Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreements provide that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Effective October 1, 2005, for its services under the Management Agreement with respect to All Cap Growth Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion. For its services under the Management Agreement with respect to Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.650% on assets up to $1 billion, 0.600% on assets between $1 billion and $2 billion, 0.550% on assets between $2 billion and $3 billion, 0.500% on assets between $3 billion and $4 billion, and 0.450% on assets over $4 billion. For its services under the Management Agreement with respect to Government Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.55% on assets up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets over $8 billion. The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.

Prior to July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the Portfolios’ manager under the same fee schedules as described above.

The following table shows fees paid under the Portfolios’ Management Agreements during the fiscal years ended October 31, 2006, 2005 and 2004.

	All Cap Growth	Growth and Income	Government
October 31, 2006
Management Fees*	$385,569	$497,808	$700,952
October 31, 2005
Management Fees**	$430,664	$488,246	$719,276
October 31, 2004
Management Fees	$360,077	$473,463	$734,796

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $26,491, $3,247 and $4,474 to each of the All Cap Growth, Growth and Income and Government Portfolios, respectively. After waivers and reimbursements, management fees were $359,058, $494,561 and $696,478 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.
**	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689 to each of the All Cap Growth, Growth and Income and Government Portfolios, respectively. After waivers and reimbursements, management fees were $358,388, $471,774 and $733,107 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.

Subadvisers

ClearBridge Advisors, LLC serves as the subadviser to the Growth and Income Portfolio and the All Cap Growth Portfolio pursuant to sub-advisory agreements between the manager and ClearBridge that were approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. Western Asset Management Company serves as the subadviser to the Government Portfolio pursuant to a sub-advisory agreement between the manager and Western Asset that was approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. ClearBridge and Western are wholly-owned subsidiaries of Legg Mason.

Under the sub-advisory agreements, subject to the supervision and direction of the Board and the manager, the applicable subadviser will manage the respective Portfolio’s portfolio (or allocated portion thereof) in accordance with such Portfolio’s stated investment objective(s) and policies, assist in supervising all aspects of such Portfolio’s operations, make investment decisions for such Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to such Portfolio.

The sub-advisory agreements have initial terms ending on November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a Portfolio (as defined in the 1940 Act) may terminate its sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The applicable subadviser may terminate its sub-advisory agreement on 90 days’ written notice to the respective Portfolio and the manager. The manager and the applicable subadviser may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreements will terminate automatically in the event of assignment by the applicable subadviser and shall not be assignable by the manager without the consent of such subadviser.

As compensation for sub-advisory services for the Growth and Income Portfolio and the All Cap Growth Portfolio, the manager will pay ClearBridge a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

As compensation for sub-advisory services for the Government Portfolio, the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and, in the case of the Government Portfolio, the 12b-1 Plan (as discussed below), each of the Portfolios is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of such Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of such Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of such Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying such Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to such Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of such Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of such Portfolio, if any; and such Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering such Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which such Portfolio is a party and the legal obligation which such Portfolio may have to indemnify such Portfolio’s Board members and officers with respect thereto.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager, the subadvisers and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the portfolios, the manager, the subadvisers and the distributors are on file with the SEC.

Proxy Voting. Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolios, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Portfolios as required for the Portfolios to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Portfolios’ portfolio securities are voted and are attached as Appendices B and C to this SAI. Information regarding how each Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Portfolios’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolios’ former names, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and SB Government Portfolio.

DISTRIBUTORS

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and Citigroup Global Markets Inc., an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Portfolios’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolios’ Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolios’ distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. Service agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of the Portfolios.

Government Portfolio

Class I shares of the Government Portfolio are not subject to a shareholder services and distribution plan.

Class II shares of the Government Portfolio have a shareholder services and distribution plan (a “12b-1 plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, Class II shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Government Portfolio attributable to Class II shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of Class II shares of the Government Portfolio, and to other parties in respect of the sale of Class II shares of the Government Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing Class II shareholders. The Government Portfolio also may make payments to the distributors, service agents and others for providing personal service or the maintenance of Class II shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class II shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plan permits the Government Portfolio to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Government Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Government Portfolio will pay the fees to the distributors and others until the 12b-1 Plan is terminated or not renewed. In that event, the distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributors’ or other recipient’s sole responsibility and not obligations of the Government Portfolio. The 12b-1 Plan also recognizes that various service providers to the Government Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Government Portfolio’s distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class II shares of the Government Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted by applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust’s Trustees and a majority of the Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees in the exercise of their business judgement made in the best interests of the Class II shareholders of the Portfolio approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Board of Trustees be provided with and review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The 12b-1 Plan may be terminated at any time by a vote of a majority of the Trust’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class II shares. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of Class II shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class II and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Government Portfolio will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the Portfolio pursuant to the distribution agreements.

As of the fiscal year ended October 31, 2006, no Class II shares were outstanding.

Class II shares do not convert into shares of any other class of the Government Portfolio.

PORTFOLIO TURNOVER

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio’s portfolio turnover rates were:

Year Ended 10/31	All Cap Growth	Growth and Income	Government
2006	44%	38%	136	%*
2005	43%	57%	96	%*

*	Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 614% and 557% for the years ended October 31, 2005 and 2006, respectively.

For reporting purposes, a Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Portfolio’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios have adopted policies and procedures developed by LMPFA with respect to the disclosure of the Portfolios’ portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s portfolio holdings is in the best interests of such Portfolio’s shareholders, and that any conflicts of interest between the interests of such Portfolio’s shareholders and those of LMPFA, such Portfolio’s distributors or their affiliates, be addressed in a manner that places the interests of such Portfolio’s shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the Portfolios’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its directors/trustees who are not “interested persons” as defined in the 1940 Act, of such Portfolio or the manager, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Portfolio, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed at least annually by the Board.

The approval of a Portfolio’s Chief Compliance Officer, or designee, must be obtained before such Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the applicable Portfolio’s Board at its next regularly scheduled meeting.

Each Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the manager’s website http://www.leggmason.com/lnvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom CAM, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end

Recipient	Frequency	Delay before dissemination
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

Portfolio holdings information for each Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolios. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as indicated, none of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Cap Growth Portfolio—Large Cap Growth Segment

Alan Blake	17 registered investment companies with $7.78 billion in total assets under management	4 other pooled investment vehicles with $0.21 billion in total assets under management	114,073 other accounts with $14.39 billion in total assets under management

All Cap Growth Portfolio—Mid Cap Growth Segment
Brian M. Angerame	4 registered investment companies with $2.61 billion in total assets under management	1 other pooled investment vehicle with $0.01 billion in total assets under management	3,286 other accounts with $0.20 billion in total assets under management

Derek J. Deutsch	3 registered investment companies with $1.14 billion in total assets under management	1 other pooled investment vehicle with $0.01 billion in total assets under management	2,741 other accounts with $0.09 billion in total assets under management

All Cap Growth Portfolio—Small Cap Growth Segment
Timothy Woods	1 registered investment company with $0.23 billion in total assets under management	None	18 other accounts with $0.00 billion in total assets under management

Growth and Income Portfolio
Michael Kagan	5 registered investment companies with $3.87 billion in total assets under management	2 other pooled investment vehicles with $0.42 billion in total assets under management	6 other accounts with $0.02 billion in total assets under management

Government Portfolio*
S. Kenneth Leech	134 registered investment companies with $99 billion in total assets under management	22 other pooled investment vehicles with $27 billion in total assets under management	1,039 other accounts with $359 billion in total assets under management(1)

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh	134 registered investment companies with $99 billion in total assets under management	22 other pooled investment vehicles with $27 billion in total assets under management	1,039 other accounts with $359 billion in total assets under management(2)

Ronald D. Mass	1 registered investment company with $5 billion in total assets under management	None	10 other accounts with $5 billion in total assets under management(3)

Carl L. Eichstaedt	16 registered investment companies with $4 billion in total assets under management	1 other pooled investment vehicle with $331 million in total assets under management	98 other accounts with $22 billion in total assets under management(4)

Mark Lindbloom	7 registered investment companies with $3 billion in total assets under management	None	26 other accounts with $5 billion in total assets under management(5)

*	The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
(1)	96 accounts with $31 billion in assets have fees based on performance.
(2)	96 accounts with $31 billion in assets have fees based on performance.
(3)	3 accounts with $1 billion in assets have fees based on performance.
(4)	2 accounts with $1 billion in assets have fees based on performance.
(5)	2 accounts with $1 billion in assets have fees based on performance.

Portfolio Manager Compensation

Investment professionals of ClearBridge receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the Portfolios’ portfolio managers. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of ClearBridge investment professionals with those of Portfolio shareholders and other ClearBridge clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a Portfolio, the benchmark set forth in such Portfolio’s prospectus to which such Portfolio’s average annual total returns are compared or, if none, the benchmark set forth in such Portfolio’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge chief investment officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee-chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in such fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals at Western Asset are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadvisers and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, the manager and the subadvisers each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The tables below identify ownership of Portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the All Cap Growth Portfolio
Alan Blake	None
Brian M. Angerame	None
Derek J. Deutsch	None
Timothy Woods	None

Portfolio Manager	Dollar Range of Ownership of Securities in the Growth and Income Portfolio
Michael Kagan	None

Portfolio Manager	Dollar Range of Ownership of Securities in the Government Portfolio
S. Kenneth Leech	None
Stephen A. Walsh	None
Ronald D. Mass	None
Carl L. Eichstaedt	None
Mark Lindbloom	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolios’ Board from time to time, the subadvisers are primarily responsible for the Portfolios’ portfolio decisions and the placing of the Portfolios’ portfolio transactions, except that the manager manages the cash and short-term investments of the Portfolios. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Portfolios for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreements and sub-advisory agreements, the manager and the subadvisers are authorized to place orders pursuant to their investment determinations for a Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadvisers in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadvisers’ monitoring of its portfolio transactions for compliance with its policies, the manager and subadvisers utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the manager, the subadvisers or their affiliates exercise investment discretion. The manager and subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadvisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolios’ costs, neither the manager nor either of the subadvisers believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or either subadviser by brokers who effect securities transactions for the Portfolios may be used by the manager or subadviser in servicing other investment companies and accounts which they manage. Similarly, research services furnished to the manager or either subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the applicable Portfolio. Not all of these research services are used by the manager or subadvisers in managing any particular account, including the Portfolios. For the fiscal year ended October 31, 2006, the Portfolios paid commissions to brokers that provided research services as follows:

Portfolios	Total Dollar Amount of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
All Cap Growth	$3,127,205	$4,206
Growth and Income	$0	$0
Government	$0	$0

The Portfolios contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Portfolios under the 1940 Act. As a result, the Portfolios will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The Portfolios paid the following commissions during the periods shown:

Fiscal 2006 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI*
All Cap Growth	$73,772	$959
Growth and Income	$73,396	$152
Government	$0	$0

*	For the period from November 1, 2005 through November 30, 2005.

Fiscal 2005 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
All Cap Growth	$77,806	$8,796
Growth and Income	$126,185	$325
Government	$0	0

Fiscal 2004 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
All Cap Growth	$84,949	$2,806
Growth and Income	$109,949	$100
Government	$0	$0

For the fiscal year ended October 31, 2006, the percentage of each Portfolio’s aggregate brokerage commissions paid to CGMI and the percentage of each Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

Percentage of Aggregate Brokerage Commissions Paid to CGMI
All Cap Growth	1.30%
Growth and Income	0.21%
Government	0%

Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through CGMI
All Cap Growth	2.20%
Growth and Income	0.10%
Government	0%

As of December 1, 2005, LMIS became an affiliated person of the Portfolios under the 1940 Act. For the period December 1, 2005 through October 31, 2006, the Portfolios did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended October 31, 2006, the Portfolios purchased securities issued by their regular broker-dealers, which had the following values as of October 31, 2006:

Portfolio	Broker-Dealer	Value of Securities as of October 31, 2006
Growth and Income	JPMorgan Chase & Co.	$2,032,709
	Bank of America	$1,811,972
	Merrill Lynch, Pierce, Fenner & Smith	$1,732,665
	Goldman Sachs Group	$1,725,192
All Cap Growth	Merrill Lynch, Pierce, Fenner & Smith	$1,250,106

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the manager’s or subadvisers’ other clients. Investment decisions for the Portfolios and for the manager’s or subadvisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each of the Portfolios is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

Each Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

Tax Status of the Portfolios

Each Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

Each Portfolio intends to qualify separately each year as a “regulated investment company” under the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. A Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and will not be deductible by the Portfolio in computing taxable income and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The Portfolios’ Investments

A Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. A Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Portfolio as a regulated investment company.

A Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Portfolio were to elect otherwise.

If a Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Each Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. Each separate account that invests in a Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. To comply with the diversification requirements, a Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers and all securities of the same issuer, all interests in the same real property project, and all interests in the same “commodity” are each treated as a single investment. The regulations promulgated under Section 817 of the Code generally define the term “commodity” as any type of personal property other than a cash item and any partnership interest. In certain situations, an alternative set of diversification rules may be available to be satisfied as well. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in a Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolios are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that each Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

All Cap Growth Portfolio—On October 31, 2006, the unused capital loss carryforwards for the All Cap Growth Portfolio were approximately $7,036,068. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2009	2010	2011
$997,566	$6,363,962	$2,644,926

Growth and Income Portfolio—On October 31, 2006, the unused capital loss carryforwards for the Growth and Income Portfolio were approximately $3,042,927. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011
$3,058,834	$3,755,495

Government Portfolio—On October 31, 2006, the unused capital loss carryforwards for the Government Portfolio were approximately $5,739,955. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011	2012	2013
$49,007	$2,378,580	$877,195	$266,355

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Proposed Changes

The Portfolios’ Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. As a result, the Portfolios will become series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The portfolios are not required to hold an annual meeting of shareholders, but the portfolios will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the portfolios information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolios may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the portfolios may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolios to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolios, as series of the trust, represents an interest in the applicable portfolio only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the portfolios and requires the portfolios to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the portfolios will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolios or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that the portfolios shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Portfolios are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolios be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Portfolios (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Growth and Income Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the manager to the Portfolios at the time, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolios (the “Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg

Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc.) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc. for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Portfolios’ manager believes that these matters are not likely to have a material adverse effect on the Portfolios.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Portfolios. State Street, among other things, maintains a custody account or accounts in the names of the Portfolios; receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolios; and makes disbursements on behalf of the Portfolios. State Street neither determines the Portfolios’ investment policies, nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Portfolios’ securities lending agent and receives a share of the income generated by such activities.

Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, is legal counsel to the Portfolios.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Registered Public Accounting Firm

KPMG LLP has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2007.

Shareholder and Trustee Responsibility

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Trust

The Trust was organized on January 29, 1987 under the laws of the Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series®, then to Smith Barney Investment Series on September 11, 2000, and then to Legg Mason Partners Investment Trust on April 6, 2006. The All Cap Growth Portfolio and Growth and Income Portfolio replaced Smith Barney in their names with “Legg Mason Partners Variable” on April 16, 2006. The Government Portfolio replaced SB in its name with “Legg Mason Partners Variable” on May 1, 2006. The Trust is a diversified, open-end management investment company. Each Portfolio is a series of the Trust. Prior to May 1, 2006, the Government Portfolio was known as the SB Government Portfolio; prior to May 12, 2003, the SB Government Portfolio was known as Smith Barney Government Portfolio; and prior to November 29, 2001, the Smith Barney Government Portfolio was known as the Select Government Portfolio. Prior to May 1, 2001, the Premier Selections All Cap Growth Portfolio was known as the Select Mid Cap Portfolio, and the Growth and Income Portfolio was known as the Select Growth and Income Portfolio.

The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Trust may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when a Portfolio determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Portfolio.

The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to a Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

Each shareholder of a Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a Portfolio’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

Government Portfolio

The Government Portfolio offers two classes of shares—Class I and Class II. On May 5, 2003, all outstanding shares of the Portfolio were designated Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares, and on May 1, 2006, Smith Barney Class A shares were renamed Class A shares. On April 30, 2007, Class A shares were redesignated as Class I shares. Class II shares were offered beginning July 22, 2003, and on May 1, 2006, Salomon Brothers Class B shares were renamed Class B shares. On April 30, 2007, Class B shares were redesignated as Class II shares. Each class of shares of the Government Portfolio represents an interest in the same portfolio of investments. Share certificates will not be issued.

Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Government Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

FINANCIAL STATEMENTS

The audited financial statements of the Trust (Statement of Assets and Liabilities at October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statements of Changes in Net Assets for the years ended October 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended October 31, 2006 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January 8, 2007; accession number 0001193125-07-002641).

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be

[1]

ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.

B-1

aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY PROXY VOTING POLICY

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C: OTHER INFORMATION

Item 23. Exhibits

++++++	(a) (1)	Amended and Restated Declaration of Trust dated March 1, 2002.

++++	(a)(2)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

+++++	(a)(3)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(4)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(5)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(6)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

#	(a)(7)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

###	(a)(8)	Certificate of Amendment to the Amended and Restated Declaration of Trust dated April 7, 2006.

###	(a)(9)	Certificate of Amendment to the Amended and Restated Declaration of Trust dated April 21, 2006.

###	(a)(10)	Certificate of Amendment to the Amended and Restated Declaration of Trust dated November 20, 2006.

+++	(b)	Amended and Restated By-Laws dated March 1, 2002.

****	(c)(1)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class A shares.

****	(c)(2)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class B shares.

****	(c)(3)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class 1 shares.

###	(d)(1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Dividend Strategy Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated August 1, 2006.

###	(d)(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Growth and Income Fund, and LMPFA, dated August 1, 2006.

####	(d)(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, and LMPFA, dated August 1, 2006.

####	(d)(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Government Portfolio, and LMPFA, dated August 1, 2006.

####	(d)(5)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Growth and Income Portfolio, and LMPFA, dated August 1, 2006.

####	(d)(6)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, and LMPFA, dated August 1, 2006.

###	(d)(7)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Dividend Strategy Fund, LMPFA and ClearBridge Advisors, LLC, formerly known as CAM North America, LLC (“ClearBridge”), dated August 1, 2006.

###	(d)(8)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Growth and Income Fund, LMPFA and ClearBridge, dated August 1, 2006.

####	(d)(9)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, LMPFA and ClearBridge, dated August 1, 2006.

####	(d)(10)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Variable Government Portfolio, LMPFA and Western Asset Management Company, dated August 1, 2006.

####	(d)(11)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Variable Growth and Income Portfolio, LMPFA and ClearBridge, dated August 1, 2006.

####	(d)(12)	Form of Subadvisory Agreement between the Registrant, on behalf of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, LMPFA and ClearBridge, dated August 1, 2006.

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++	(e)(1)	Form of Distribution Agreements with Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGMI”) and PFS Distributors, Inc., dated June 5, 2000.

+	(e)(2)	Form of Dealer Agreement.

#	(e)(3)	Form of Amendment to Distribution Agreement with CGMI.

#	(e)(4)	Amendment to Distribution Agreement with PFS Investments Inc. (successor in interest to PFS Distributors, Inc.)

#	(e)(5)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC.

#	(f)(1)	Amended and Restated Trustee Retirement Plan of the Registrant.

#	(f)(2)	Amended and Restated Trustees Retirement Plan of the Registrant.

###	(f)(3)	Amendment to the Amended and Restated Trustees Retirement Plan of the Registrant dated July 10, 2006.

#	(g)(1)	Custodian Services Agreement.

#	(h)(1)	Form of Transfer Agency and Services Agreement with PFPC, Inc.

#	(h)(2)	License Agreement.

##	(i)	Opinion and Consent of Counsel

Filed herewith	(j)(1)	Consent of Independent Registered Public Accounting Firm.

#	(j)(2)	Power of Attorney for the Registrant dated February 16, 2006.

	(k)	Not applicable.

*	(l)(1)	Investment Letter for Common Sense Funds.

**	(l)(2)	Investment Letter for Common Sense II Funds dated May 2, 1994.

***	(l)(3)	Investment Letter for Common Sense II Emerging Growth Fund and Common Sense II International Equity Fund.

#	(m)(1)	Amended Shareholder Services and Distribution Plan.

*****	(n)	Rule 18f-3 Plan.

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#	(p)(1)	Revised Code of Ethics of the Registrant and ClearBridge.
#	(p)(2)	Code of Ethics of Legg Mason Investor Services, LLC.
#	(p)(3)	Code of Ethics of Batterymarch Financial Management, Inc.
	(p)(4)	Code of Ethics of Citigroup Asset Management-North America and Certain Registered Investment Companies as amended September 13, 2005 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement of Legg Mason Partners Variable Portfolios III, Inc. (Reg. 33-75644), filed on December 30, 2005.
	(p)(5)	Code of Ethics of WAM is incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement of Legg Mason Partners Income Funds (Reg. 2-96408), filed on September 20, 2006.

*	Incorporated herein by reference to Exhibit 13 filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 31, 1987.
**	Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.
***	Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 11, 1995.
##	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 26, 1996.
****	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 21, 1996.
*****	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 1997.
+	Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 26, 1999.

4

++	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 2000.
+++	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2002.
++++	Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 15, 2003.
+++++	Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on July 22, 2003.
++++++	Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2004.
+++++++	Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 17, 2004.
#	Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2006.
###	Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 20, 2006.
####	Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 28, 2006.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Reference is hereby made to (a) Article V of the Registrant’s Declaration of Trust, incorporated by reference herein; (b) paragraph 4 of the Distribution Agreement between the Registrant and CGMI (the “CGMI Distribution Agreement”), incorporated herein by reference; (c) paragraph 7 of the Amendment to the CGMI Distribution Agreement; (d) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), incorporated herein by reference; (e) Section 4 of the Form of Distribution Agreement between the Registrant and PFS Investments Inc. (the “PFS Distribution Agreement”), incorporated herein by reference; (f) paragraph 7 of the Form of Amendment to the PFS Distribution Agreement incorporated herein by reference; and (g) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

5

The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940. Item 26. Business and Other Connections of the Manager.

Item 26.	Business and Other Connections of the Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor — ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Subadviser — Western Asset Management Company (“Western Asset”) was organized under the laws of the State of California as a company. Western Asset is an indirect wholly-owned subsidiary of Legg Mason.

Western Asset is registered as an investment adviser under the Advisers Act. The list required by this Item 26 of officers and directors of Western Asset together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of FORM ADV filed by Western Asset pursuant to the Advisers Act (SEC File No. 801-8162).

6

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant, is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

7

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Investment Series

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadvisers:

(3)	c/o ClearBridge Advisors, LLC

399 Park Avenue

New York, NY 10022

8

(5)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(6)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(7)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(8)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(9)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

(10)	PFS Investments Inc.

3120 Breckinridge Blvd.

Building 20

Duluth, GA 30099-0062

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INVESTMENT SERIES, has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of February, 2007.

LEGG MASON PARTNERS INVESTMENT SERIES,
on behalf of its series
Legg Mason Partners Variable Dividend Strategy Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable Growth and Income Portfolio Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	February 26 , 2007

/s/ Frances M. Guggino Frances M. Guggino	Treasurer, Chief Financial and Accounting Officer	February 26, 2007

/s/ Elliot J. Berv* Elliot J. Berv	Trustee	February 26, 2007

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee	February 26, 2007

/s/ Mark T. Finn* Mark T. Finn	Trustee	February 26, 2007

/s/ Donald M. Carlton* Donald M. Carlton	Trustee	December 28, 2006

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/s/ Stephen Randolph Gross*	Trustee	February 26, 2007
Stephen Randolph Gross

/s/ Diana R. Harrington*	Trustee	February 26, 2007
Diana R. Harrington

/s/ Susan B. Kerley*	Trustee	February 26, 2007
Susan B. Kerley

/s/ Alan G. Merten*	Trustee	February 26, 2007
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee	February 26, 2007
Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

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INDEX TO EXHIBITS

Exhibit.No.	Description of Exhibit

(j)(1)	Consent of independent registered public accounting firm.

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